May 2014 Exhibit 99.1

Safe Harbor Statement
This presentation contains forward-looking statements, including those regarding United Surgical
Partners International, Inc. and the services it provides.  Investors are cautioned not to place an undue reliance on these forward-looking statements, which will speak only as of the date of this presentation. United Surgical Partners International, Inc. undertakes no obligation to publicly revise these forward-looking statements.
Non-GAAP Measurement
We use the non-GAAP financial measurement term “EBITDA.” EBITDA is calculated as operating income plus net gain (loss) on deconsolidations, disposals, impairments and depreciation and amortization.  USPI uses EBITDA and EBITDA less noncontrolling interests as analytical indicators for purposes of allocating resources and assessing performance. EBITDA is commonly used as an analytical indicator within the health care industry and also serves as a measure of leverage capacity and debt service ability. EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles, and the items excluded from EBITDA could be significant components in understanding and assessing financial performance.
Because EBITDA is not a measurement determined in accordance with generally accepted accounting principles and is thus susceptible to varying calculation methods, EBITDA as presented by USPI may not be comparable to similarly titled measures of other companies.

2
Key Highlights
$2.3+bn of revenues under management from 216 facilities performing 900,000+ cases by
~10,000+ physician utilizers
High quality, low cost provider of surgical services
Leading operator Leading operator
in an attractive in an attractive
industry segment industry segment
Proven management Proven management
team team
Attractive business Attractive business
and payor mix and payor mix
High margin, elective procedures with over half of revenue from orthopedic specialties
78% private insurance; operating discipline yields bad debt expense of ~2% of revenues
Two-thirds of our facilities are owned in a partnership with prominent not-for-profit healthcare systems
Provides long-term strategic stability in the market place with strong brand reputation and stability
Working with existing partners (physicians and hospitals) to grow market share and enhance strategic positioning
Adjusted EBITDA
1
CAGR of 8% from 2006 to 2013
Cumulative Free Cash Flow
2
of $400 million from 2009 to 2013
Majority of USPI’s senior management has been with the Company over 10 years
Consistent financial Consistent financial
performance performance
Focused on key Focused on key
strategic markets with strategic markets with
significant share significant share
Unique JV partnership Unique JV partnership
strategy strategy

Consolidated Adjusted EBITDA less noncontrolling interest

Consolidated FCF calculated as adjusted EBITDA less capital expenditures, cash interest, cash taxes and change in working capital (defined as increases (decreases) in cash from changes in operating assets and liabilities, net effects from purchases of new businesses)

Key Markets
Major Market
Facilities
USPI operates 216 facilities in 26 states
Denver
6 facilities
Centura Health
Partnership
Oklahoma City
2 facilities
INTEGRIS Health Partnership
St. Louis
17 facilities
New Jersey
14 facilities
Meridian Health
Partnership
Nashville
14 facilities
St. Thomas Partnership
Atlanta
6 facilities
Houston
21 facilities
Memorial Hermann Partnership
San Antonio/Corpus Christi
5 facilities
CHRISTUS Health Partnership
Dallas/Ft. Worth
31 facilities
Baylor Scott & White
Partnership
Phoenix/Las Vegas
14 facilities
Dignity Health
Partnership
Los Angeles
6 facilities
Dignity Health
Partnership
Kansas City
5 facilities
North Kansas City Hospital
Ascension Partnership
Chicago
4 facilities
NorthShore University
HealthSystem, Adventist
Partnership
Austin
5 facilities
Seton Partnership

Favorable Revenue and Payor Mix
High margin, elective procedures
• 53% of revenue mix from orthopedic
and pain management
Diversification of specialties insulates USPI
from negative utilization and specialty pricing
changes
78% private insurance
• Insurance companies favor low cost
providers
• Modest exposure to government
reimbursement fluctuations
Reliable payors and operating discipline
yields bad debt expense of ~2% of revenues
and receivable days outstanding is under 35
Low risk cash flows from high margin
specialties and reliable payors:
2013 U.S. Revenue Mix
2013 U.S. Payor Mix
Gynecology
General
ENT
GI
Cosmetic
Ophthalmology
Medical/Other
Orthopedic
Pain Mgmt
Other
Self-pay
Government
Private Insurance
4%
6%
6%
13%
2%
7%
9%
43%
10%
1%
19%
2%
78%

Strong Financial & Operating Performance Post 2007 LBO
87 acquisitions
27 de novo facility developments
18 new health system partners
Facility revenue CAGR of 13% from 2006 to 2013
Positive each of the past 5 years
Same facility revenue + 6.2% for 2011
Same facility revenue +5.7% for 2012
Same facility revenue +1.1% for 2013
Same facility revenue essentially flat in Q1 2014
Facility EBITDA CAGR of 10% from 2006 through 2013
Facility EBITDA margins of 28.9% for 2013 and 25.4% in Q1 2014
26% SWB as a percent of systemwide revenue
2% G&A as a percent of systemwide revenue
Installed and continuously improving decision support systems
Investing significantly in strategic growth infrastructure and capabilities
Improved quality management system
EHR Investment
43 facilities divested
75% of revenue from top 10 markets
Expansion
Facility revenue growth
Facility EBITDA
Cost management
System enhancements
Portfolio management

U.S. Industry Overview
ASCs have been widely successful and are a significant presence in the U.S. healthcare delivery system
Advantages in patient safety and physician efficiency are meaningful
Significant savings to patients, government and commercial payors
•
Typically a savings to commercial insurers
•
Medicare savings >40%
•
Medicare beneficiary savings >50%
Able to reduce overall healthcare costs and manage need for surgical services in an integrated care environment
Industry poised for consolidation
•
Top ten companies own less than 20%
•
Growth of new facilities has slowed in recent years

Fragmented Market
Further consolidation likely within the industry and USPI is well-positioned to capitalize
There are over 375 surgery center chains that own 2 or more ASCs.
Top ten companies still own less than 20%
Some ASCs and ASC companies choosing to sell in face of current headwinds
From 2000 – 2012, the percentage of ASCs owned by a multi-facility chain increased from 22% to
40%
Source: CMS 2014 report
2000
3,172
2,468
(78%)
2,136
(36%)
3,740
(64%)
2004
3,957
2,973
(75%)
6,758
2012
2,717
(40%)
4,041
(60%)
2008
5,876
Independent
Multi-facility
USPI facilities
704
(22%)
984
(25%)
213
87
49
161

8 Positioned for Reform Opportunities Positioned to play an important role in managing increased need for surgical services due to current reform initiatives and coverage of previously uninsured lives

Healthcare System Partners
148 facilities are in a partnership with a healthcare system
Benefits to Healthcare Systems
Benefits to Healthcare Systems
Benefits to USPI
Benefits to USPI
Leverage USPI’s operational expertise and
singular focus
Provides a strategy to promote physician
alignment and strategic network capabilities
Provides defensive mechanism to maintain
short-stay surgical business
Provides capital and spreads risk through
USPI and physicians’ investment
Provides an opportunity to expand in new
markets at lower capital outlay than a
hospital
Provides long-term strategic stability in the
marketplace
Provides brand, image, reputation and
credibility
Accelerates growth
Enhances relationships with managed care
payors

Healthcare System Partners
USPI’s strategy of partnering with not-for-profit healthcare systems aligns the Company’s facilities with strong networks of physicians and hospitals that are prominent in their communities and known for providing high quality care

Example Facility
Surgical
Facility
USPI
Hospital
Partner
Local
Physicians
Joint
Venture
49.9%
50.1%
50.1%
49.9%
~25 physician investors
Average investment per physician of $50,000
Five operating rooms
12,000 square feet
29 FTEs
60% of cases performed by physician owners

Growth Strategy
Work with existing partners (physicians and hospitals) to grow market share and enhance strategic positioning
Building direct channel capabilities
Poised to react to current economic conditions and legislative changes
•
Acquisition of troubled facilities
•
Selective acquisition of strong facilities
•
Selective de novo development
•
Selective acquisition of multi-facility companies
Selectively enter new markets with existing or new partners
•
Attractive demographics and/or payor characteristics
•
Prominent health system that embraces physician alignment strategy
•
Prominent physicians who are influential in the market
Committed to deploying capital with attractive ROI
12 12

Sustained Revenue Growth
Systemwide revenue growth and same facility revenue growth
Same facility revenue growth
Systemwide revenue growth
Facilities
operated at
year-end
165 185 200 213 214 215
-2%
0%
2%
4%
6%
8%
10%
12%
14%
-0.3%
2011
6%
13%
2010
5%
7%
2009
8%
9%
Q1 2014
-0.2%
2013
0.7%
5.7%
2012
6%
12%

U.S. Adjusted EBITDA Bridge
($ in thousands)
2011 2012 2013
Operating income 233,659 $        245,234 $        263,791 $
Depreciation and amortization 21,177 23,955 27,238
EBITDA 254,836 269,189 291,029
Net income attributable to noncontrolling interests (69,929) (72,693) (78,782)
EBITDA less noncontrolling interests 184,907 196,496 212,247
Net (gain) loss on deconsolidations, disposals and impairments (1,529) 7,588 5,017
De novo start-up losses 4,009 500 -
Acquisition / transaction costs 3,314 2,200 200
Equity compensation 1,237 1,700 1,841
Management fee 2,000 2,000 2,000
Adjusted EBITDA
193,938 $        210,484 $        221,305 $
Years Ended December 31,
Unaudited Adjusted

15 Seasonality Trends

U.S. Adjusted EBITDA Bridge
($ in thousands)
2014 2013
Operating income 47,574 $          58,243 $
Depreciation and amortization 6,485               6,903
EBITDA 54,059             65,146
Net income attributable to noncontrolling interests (15,412)            (17,240)
EBITDA less noncontrolling interests 38,647             47,906
Net loss (gain) on deconsolidations, disposals and impairments 1,014               (101)
Equity compensation 518                   447
Management fee 500                   500
Adjusted EBITDA
40,679 $          48,752 $
Three Months Ended March 31
Unaudited Adjusted

Debt Maturities
Total debt of $1.5 billion
•
Weighted average rate of 6.0%
•
Corporate level debt service (cash pay) in the next 12 months is approximately $94M, including $10M principal and $84M interest

18 Leverage Trends At March 31, 2014, total leverage was 6.5x and secured leverage was 4.6x

Summary
USPI is well positioned: high quality, low cost, high customer satisfaction provider with sound long-
term strategy
Partner with prominent health systems and local physicians
Strong partnering capabilities will continue to provide opportunities for growth, even in difficult times
Focused on key strategic markets with significant market share
Strong equity sponsor in WCAS
Capitalized for growth and flexibility